                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 29, 2003

                              ENHANCE BIOTECH, INC.
               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-31653                                      95-4766094
(Commission File Number)                    (IRS Employer Identification No.)


        35th Floor, 1285 Avenue of the Americas New York, New York 10019
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (212) 561-1716

                                       N/A
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant.
         --------------------------------

         NOT APPLICABLE

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         NOT APPLICABLE

Item 3.  Bankruptcy or Receivership.
         --------------------------

         NOT APPLICABLE

Item 4.  Change in Registrant's Certifying Accountants
         ---------------------------------------------

         As of April 29, 2003, Enhance Biotech, Inc., formerly known as Becor Communications, Inc. ("Registrant"), acquired all of the issued and outstanding stock of Enhance Lifesciences Inc., a Delaware corporation ("ELSI"), and ELSI became a wholly-owned subsidiary of the Registrant. ELSI's accounting firm was F.E. Hanson, Ltd. of Arlington, Virginia ("Hanson"). Farber and Hass, LLP("Farber") were the independent auditors for Registrant prior to the acquisition of ELSI and a change in control of Registrant.

         Since Farber was Registrant's independent auditors prior to Registrant's acquisition of ELSI and since ELSI is a wholly owned subsidiary of Registrant, ELSI, Registrant and Hanson have mutually agreed to terminate the accounting relationship with Hanson. Simultaneously, Registrant had elected to retain Farber as Registrant's independent auditors.

         Registrant provided Hanson with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") and requested that Hanson furnish the Registrant a letter addressed to the SEC stating whether Hanson agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. Hanson's letter, dated September 4, 2003 is attached as
Exhibit 16.1 hereto. Also attached hereto as Exhibit 16.2 is a copy of Hanson's letter confirming the termination of the client-auditor relationship between Hanson and Registrant. Exhibit 16.3 from F E Hanson confirms that there were no disputes or disagreements with the company in the two most recent years and the subsequent period prior to the change of auditors.

         Simultaneously with the termination of its relationship with Hanson, Registrant retained Farber as the Registrant's independent public auditors. To the extent applicable, Farber replaces Hanson as auditor for Registrant and/or Registrant's wholly owned subsidiary, ELSI. The Registrant's Board of Directors approved the retention /appointment of Farber as the Registrant's independent accountants and auditors on August 29, 2003. During the most recent fiscal year and subsequent interim period, Registrant has not consulted with Farber regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                        2
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Item 5.  Other Events.
         ------------

         NOT APPLICABLE

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         NOT APPLICABLE

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         NOT APPLICABLE

Item 8.  Change in Fiscal Year.
         ---------------------

         For accounting purposes, ELSI, and not Registrant, is considered to be the acquiror. Accordingly, Registrant is retaining ELSI's fiscal year of January
31. Registrant's fiscal year will now be January 31 and not May 31. Accordingly, Registrant's Form 10-KSB for the fiscal year ended May 31, 2003, which would have been due on or before August 31, 2003, will now be for the year ended January 31, 2004 and will be due on or before April 30, 2004.

Item 9.  Regulation FD Disclosure.
         ------------------------

         NOT APPLICABLE

Item 10. Amendments/Waivers to the Registrant's Code of Ethics.
         -----------------------------------------------------

         NOT APPLICABLE

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
         -------------------------------------------------------------------

         NOT APPLICABLE

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         NOT APPLICABLE

Item 13. Receipt of an Attorney's Written Notice.
         ---------------------------------------

         NOT APPLICABLE

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ENHANCE BIOTECH, INC. INC.,
                                             A Delaware corporation (Registrant)



Date: September 4, 2003                      By:  /s/ Christopher Every
                                                --------------------------------
                                                      CHRISTOPHER EVERY, Chief
                                                      Executive Officer


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